EXHIBIT 32.2
                                                                    ------------

         CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
             SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q of Boston Scientific Corporation (the "Company") for the period June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Financial Officer hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that based on his knowledge:

(1) the Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Boston Scientific Corporation.



By:  /s/ Lawrence C. Best
    -------------------------------------
    Lawrence C. Best
    Senior Vice President - Finance & Administration
    and Chief Financial Officer


    Dated: August 14, 2003